EXHIBIT 32.1

Certification of Chief Executive Officer
Pursuant to 18 U.S.C. § 1350
(Section 906 of the Sarbanes-Oxley Act of 2002)

In connection with the Quarterly Report on Form 10-Q for the quarter ended September 30, 2011, of Britton & Koontz Capital Corporation (the “Company”), as filed with the Securities Exchange Commission on the date hereof (the “Quarterly Report”), I, W. Page Ogden, Chief Executive Officer of the Company, certify, pursuant to 18 U.S.C. § 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1)	the Quarterly Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

(2)	the information contained in the Quarterly Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: November 14, 2011                                                     /s/ W. Page Ogden
W. Page Ogden
Chief Executive Officer